SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  June 11, 1998



                               CCF HOLDING COMPANY
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



          Georgia                    0-25846                  58-2173616
----------------------------      --------------             ---------------
(State or other jurisdiction      (SEC File No.)             (IRS Employer
of incorporation)                                             Identification
                                                                Number)


101 North Main Street, Jonesboro, Georgia                          30236
-----------------------------------------                        ----------
(Address of principal executive offices)                         (Zip Code)




Registrant's telephone number, including area code: (770) 478-8881
                                                    --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                               CCF HOLDING COMPANY

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------

         On June 11, 1998, the board of directors of the registrant determined to engage Porter Keadle Moore, LLP as its independent auditors for the fiscal year ended December 31, 1998. On June 15, 1998, the registrant notified KPMG Peat Marwick LLP ("KPMG"), its independent auditors for the fiscal years ended December 31, 1997 and September 30, 1996 and the three-month period ended December 31, 1996, of this determination and that KPMG would not be engaged for the fiscal year ending December 31, 1998. On May 7, 1998, the registrant had orally advised KPMG that the audit committee of the board of directors of the registrant would likely consider this matter during a meeting on June 11, 1998 and would thereafter report on this matter to the board of directors. The determination to replace KPMG was approved by the full board of directors of the registrant.

         The reports of KPMG for the fiscal years ended December 31, 1997 and September 30, 1996 and the three-month period ended December 31, 1996 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 1997 and September 30, 1996 and the three-month period ended December 31, 1996 and during the period from January 1, 1998 to June 15, 1998, there were no disagreements between the registrant and KPMG concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. On December 10, 1996, the registrant changed its fiscal year end from September 30th to December 31st.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

         (c)   Exhibits:

               Exhibit No. 16 - Letter regarding change in certifying accountant

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              CCF HOLDING COMPANY



Date: June 18, 1998                           By: /s/ David B. Turner
                                                  ------------------------------
                                                  David B. Turner
                                                  President